F O R   I N T E R N A T I O N A L   D I V E R S I F I C A T I O N

                                                                New Pacific Fund


service and guidance

                            professional management

                               [GRAPHIC OMITTED]

goals

                                                                            1999
                                                                     Semi-Annual
                                                                          Report





(photo of illustration from
International Diversification Brochure)












DELAWARE
INVESTMENTS
---------------------
Philadelphia o London
     for
 international
diversification
      2

                                                               May 15, 1999

Dear Shareholder:

Stocks of companies in emerging markets have staged a dramatic come-back during the past six months as many international economies bounced back from the turbulent summer of 1998. In the aftermath of last year's Asian crisis, there is rising optimism for many economies of the Pacific Rim.
   After the Federal Reserve Board lowered domestic interest rates last autumn in order to increase liquidity to world-wide markets, many central banks around the world followed suit. Governments in Taiwan, Japan and Singapore tried to increase cash flow in their economies. Central bank activity around the globe produced a favorable amount of liquidity in international markets and allowed many Asian economies to begin their slow recovery. The results so far have been favorable, as indicated by the 27.67% return provided by the Morgan Stanley Pacific Index for the six month period ended April 30, 1999. New Pacific Fund provided 29.04% for the same time period (for Class A Shares at net asset value with all distributions reinvested), outpacing its benchmark.
   In mid-1998, as Asian economies were just beginning to regain momentum, we saw exceptional value in these economies. As Japan made strides to improve its economic situation, fears that China would devalue its national currency subsided. This helped calm many of the lingering fears about Asian economic stability. Although economies in many Pacific nations are still a bit shaky due to currency destabilization, we have seen a visible improvement in conditions. Growing GDP, falling interest rates and a slight increase in consumer spending in many Asian nations seem to point to expanding economies. In addition, many businesses across Asia recently announced plans for corporate restructuring, a move we expect will benefit shareholders over the long term. As a result of the crisis last year, we were able to purchase securities at prices we considered to be substantial discounts. Recently we have seen an increase in imports while interest rates began to fall, both leading to our expectations that these investments will contribute to your Fund's performance as the health of these nations improves even more.


CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------
For the period ended April 30, 1999
                                                             Six Months
--------------------------------------------------------------------------------
New Pacific Fund A Class                                      +29.04%
Morgan Stanley Pacific Index                                  +27.67%
Lipper Pacific Region Fund Average (54 Funds)                 +31.93%
--------------------------------------------------------------------------------
Source: Lipper Analytical Services.
All performance shown above is based on net asset value without effect of sales charges and assumes reinvestment of all distributions. See page 7 for complete performance information for all classes. Performance for other Fund classes varies due to different expenses. The Morgan Stanley Pacific Index is an unmanaged measure of international stocks in established Pacific markets. All returns are stated in U.S. dollars. Past performance does not guarantee future results.

                                                                        for
                                                                  international
                                                                 diversification
                                                                         3

   New Pacific Fund performed favorably over the past six months amid these conditions. As Asian economies continue to improve, we believe your portfolio is poised to reap the benefits of an economic recovery in this area of the world.
   Although there are substantial risks inherent in international investing, such as currency and political risks, there can also be great growth potential. On the pages that follow, Jane Pickard, your Fund's portfolio manager, discusses in further detail New Pacific Fund's performance since November. I urge you to read her commentary.
   Riding out the turbulent times faced by Asian markets over the past few years has been difficult. We appreciate the confidence you have shown in the New Pacific Fund during this period and applaud your decision to remain invested in the Asian region despite the difficulties it has faced. We believe the long-term prospects for this region are extremely favorable and that your patience will be rewarded over time.



Sincerely,


/s/ Wayne A. Stork
--------------------------------------
Wayne A. Stork
Director,
Delaware Investments Family of Funds
Chairman,
Delaware Management Holdings, Inc.


/s/ David K. Downes
--------------------------------------
David K. Downes
Executive Vice President and
Chief Operating Officer
Delaware Investments Family of Funds
    for
 international
diversification
     4

Portfolio Manager's Review

By Jane Pickard

AIB Govett, Inc.
May 15, 1999

Slowly but surely, economies in Asia have taken on new life over the past six months. Consumer confidence has risen somewhat, and corporate restructuring has helped increase Gross Domestic Product (GDP) in Pacific region nations. Asian stock markets have regained strength this winter - in sharp contrast to the significant losses of last summer.
   Looking back to last year, the outlook for Asian economies wasn't very favorable. Many nations struggled with soaring interest rates, bankruptcies, and currency woes. Economies slowed, export volumes fell and corporate earnings declined within many sectors. As these recessionary conditions spread throughout eastern Asia, stock markets the world over suffered. New Pacific Fund was down -36.85% for fiscal 1998 (for Class A shares at net asset value with all distributions reinvested). After many disappointments, however, early autumn marked a turning point for many Asian economies.
   Reaping the benefits of the market turnaround, New Pacific Fund provided a total return of 29.04% for the six months ended April 30, 1999 (for Class A shares at NAV with reinvestment of all distributions). This performance was quite strong, outpacing the 27.67% return provided by the Fund's unmanaged benchmark, the Morgan Stanley Pacific Index. New Pacific Fund's performance was, however, slightly below the 31.93% average of the 54 Pacific region funds tracked by Lipper Analytical Services. We believe our performance may have been slightly lower than the average of our peers due in part to our lack of holdings

New Pacific Fund Country Allocation
--------------------------------------------------------------------------------
April 30, 1999

India        3.6%          Singapore                  9.6%
Japan       36.4%          South Korea                7.9%
China        1.7%          Thailand                   6.2%
Hong Kong   11.6%          Net Cash and Other Assets 12.6%
Philippines  2.9%
Australia    7.5%
                                                                        for
                                                                   international
                                                                 diversification
                                                                         5

in Malaysian markets, the top performing Asian market during the past six months. We believe that the high degree of political uncertainty that abounds in Malaysia would introduce undue risk to your portfolio.
   Although it appears that the worst is over, it will take time for the economies of the Far East to fully recover. We expect this recovery period to provide us with opportunities to purchase attractive stocks as companies shift their management strategies. Japanese companies like Sony and Nissan are working through corporate restructurings. Both expect continued organizational changes to help them compete more effectively with American and European corporations.
   We attribute rebounding economic growth in Asian markets over the past six months to the following factors:
o Asian currencies have remained stable amid declining U.S. interest rates; and,
o A number of corporations, particularly in Japan and Korea, announced plans to restructure operations in an attempt to streamline their businesses and increase earnings potential.
   In our last report, we explained that we had established a large cash position in an effort to preserve principal amid the widespread uncertainty. As Asian economies strengthened and buying opportunities arose, we reallocated a large portion of our cash position into stocks in Japan, the Philippines, and Singapore. This winter we purchased Softbank Corp., a Japanese software development company. As Japanese and other word-wide markets increase their reliance on computers, we expect to see continued growth potential in the technology sector. We also purchased holdings of Rio Tinto, an Australian diversified commodities mining company. We maintained large positions in Singapore and Thailand, where companies are making significant progress in corporate restructuring. Also, lower interest rates in Singapore continue to spark interest in the housing market. As a result we expect real estate companies like DBS Land and Allgreen Properties could add to your Fund's return. We expect the recovery period in the Pacific region to provide us with opportunities to purchase attractive stocks as companies shift their management strategies.

    for
international
diversification
     6

Outlook
As anticipation of recovery in the Asian markets grows, we expect to see stock prices in this region rise even further. We believe that Asian markets can continue to improve for the following reasons:
o Political conditions should remain fairly stable;
o We expect a continuation of corporate restructuring; and,
o Interest rates appear to be moving lower.
   In light of recent improvements along the Pacific Rim, it is our opinion that there are substantial long-term opportunities available by investing in emerging markets along the Pacific Rim. We expect to see continued economic recovery throughout the remainder of 1999.


New Pacific Fund
Portfolio Highlights
--------------------------------------------------------------------------------
                                                          April 30, 1999
--------------------------------------------------------------------------------
Number of Stocks                                               65
Number of Countries                                             9
Portfolio Turnover                                             49%
Beta*                                                        0.79

*Beta is a measure of volatility relative to the unmanaged MSCI Pacific Index for the past three years ended April 30, 1999. A number less than 1.0 means a security has fluctuated less in price than the index. A number more than 1.0 means the security has fluctuated more than the index.

                                                                        for
                                                                   international
                                                                 diversification
                                                                         7

Performance Summary


New Pacific Fund Performance
--------------------------------------------------------------------------------
Average Annual Return Through April 30, 1999
                                                Lifetime  Five Years    One Year
Class A (Est. 12/3/93)
   Excluding Sales Charge                         -8.32%      -9.02%    -1.01%
   Including Sales Charge                         -9.32%     -10.09%    -6.64%
--------------------------------------------------------------------------------
Class B (Est. 3/29/94)
   Excluding Sales Charge                         -8.65%      -9.58%    -1.65%
   Including Sales Charge                         -8.82%      -9.93%    -6.56%
--------------------------------------------------------------------------------
Class C (Est. 7/7/94)
   Excluding Sales Charge                         -9.55%                -1.68%
   Including Sales Charge                         -9.55%                -2.67%


        Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results. B and C class results excluding sales charge assume either contingent sales charges did not apply or the investment was not redeemed.

        Class A shares have a 5.75% front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.
        Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

        Average annual total returns for the lifetime, five-year, one-year periods and six-month cumulative return for the periods ended 4/30/99, for New Pacific Fund's Institutional Class were -10.06%, -8.62%%, -0.66%, and +29.00%, respectively. The institutional class was made available without sales charges only to certain eligible institutional accounts on 2/3/94.

        An expense limitation of 1.70%, exclusive of 12b-1 fees, was in effect during this period. Performance would have been lower had the expense limitation not been in effect.

8 for international diversification

Financial Statements
Delaware Group Adviser Funds, Inc.
New Pacific Fund
Statement of Net Assets
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                          Number      Market
                                                         of Shares     Value
                                                         -----------------------

   Common Stock - 83.90%
   Australia - 7.46%
   Australia & New Zealand Banking Group ................  14,000    $110,863
   National Mutual Holdings .............................  92,000     161,895
   Orica ................................................  39,000     226,940
   Pasminco ............................................. 153,300     171,392
   Rio Tinto ............................................  11,000     185,201
   Telstra ..............................................  28,500     154,604
                                                                    ---------
                                                                    1,010,895
                                                                    ---------

   China - 1.71%
   Guangdong Kelon Electric Holding ..................... 257,000     232,110
                                                                    ---------
                                                                      232,110
                                                                    ---------
   Hong Kong - 11.59%
  *China Telecom ........................................  66,000     150,723
   CLP Holdings .........................................  30,000     161,019
   Dairy Farm International ............................. 143,000     211,640
   First Pacific ........................................ 154,000     119,216
   HSBC Holdings ........................................   5,600     208,085
   Hutchison Whampoa ....................................  13,000     116,571
   New World Development ................................  82,000     203,131
   NG Fung Hong ......................................... 139,927     135,402
   South China Morning Post ............................. 234,000     141,143
   Sun Hung Kai Properties ..............................  14,000     122,828
                                                                    ---------
                                                                    1,569,758
                                                                    ---------

   India - 3.61%
   BSES Limited, GDR ....................................   2,593      24,958
   ICICI, GDR ...........................................   6,170      39,334
   Mahanagar Tele Nigam, GDR ............................  12,500     130,000
   Reliance Industries, GDR .............................  20,680     155,100
   State Bank Of India, GDR .............................  10,070      89,623
   Videsh Sanchar Nigam Limited, GDR ....................   4,110      49,320
                                                                    ---------
                                                                      488,335
                                                                    ---------

   Japan - 36.40%
   Denso ................................................  13,000     264,139
   Fuji Photo Film ......................................   6,000     226,728
   Fujitsu ..............................................  24,000     411,228
   Ito-Yokado ...........................................   5,000     307,080
   Kao ..................................................  11,000     279,263
   Kirin Brewery ........................................  22,000     248,848
   Mitsubishi ...........................................  36,000     238,291
   Mitsui Fudosan .......................................  31,000     285,714
   Nifco ................................................     800       6,917
   Nippon Telegraph & Telephone .........................      26     283,201
   Nissin Food Products .................................  10,000     219,522
   NTT Mobile Communications ............................       4     234,604
   Omron ................................................  21,000     289,443
   Orix .................................................   3,400     273,766

--------------------------------------------------------------------------------

                                                          Number      Market
                                                         of Shares     Value
                                                         -----------------------
   Common Stock (Continued)
   Japan (Continued)
   Ricoh Company ........................................  28,000    $269,795
   Sekisui Chemical .....................................  35,000     234,018
   Shohkoh Fund & Company ...............................     600     351,906
   Softbank Corporation .................................   1,900     252,962
   Yamanouchi Pharmaceutical ............................   8,000     253,372
                                                                    ---------
                                                                    4,930,797
                                                                    ---------
   Phillipines - 2.87%
   Far East Bank & Trust ................................   3,479       5,856
   Metropolitan Bank & Trust ............................   9,700      96,936
   Philippine Long Distance, ADR ........................   5,900     190,275
   San Miguel ...........................................  45,000      95,858
                                                                    ---------
                                                                      388,925
                                                                    ---------

   Singapore - 6.17%
  *Allgreen Properties .................................. 100,000      60,776
   DBS Land .............................................  80,000     148,222
   Fraser & Neave .......................................  70,000     309,780
   Keppel ...............................................  60,000     171,353
   Sembcorp Industries ..................................      26          32
  *Singapore Press Holdings .............................  10,000     146,334
                                                                    ---------
                                                                      836,497
                                                                    ---------

   South Korea - 7.89%
  *Housing & Commercial Bank ............................   8,740     205,908
   Korea Electric Power .................................   6,180     177,835
   L.G. Chemical Limited ................................  12,978     223,854
   Pohang Iron & Steel ..................................   2,860     243,540
   Samsung Electronics ..................................   2,825     217,254
                                                                    ---------
                                                                    1,068,391
                                                                    ---------

   Thailand - 6.20%
   Advanced Info Service ................................  13,000     138,264
  *Bangkok Expressway Public ............................ 226,400     197,607
  *Krung Thai Bank Public ............................... 289,600     201,301
  *PTT Exploration & Production .........................  14,500     133,864
   Total Access Communication ...........................  49,800     169,320
                                                                    ---------
                                                                      840,356
                                                                    ---------
   Total Common Stock (cost $9,225,460) .................          11,366,064
                                                                    ---------

   Investment Companies - 4.35%
  *Taipei Fund ..........................................      70     589,750
                                                                    ---------
   Total Investment Companies (cost $637,053) ...........             589,750
                                                                    ---------

   Warrants - 3.47%
  *Development Bank Singapore ...........................  49,000     355,270
  *Singapore Airlines ...................................  19,000     115,174
                                                                    ---------
   Total Warrants (cost $321,791) .......................             470,444
                                                                    ---------
                                            for international diversification 9

--------------------------------------------------------------------------------
                                                        Principal    Market
                                                          Amount      Value
                                                  ------------------------------

Repurchase Agreements - 7.89%
With Chase Manhattan 4.85% 5/3/99
   (dated 4/30/99, collateralized by
   $161,000 U.S. Treasury Notes 5.50% due
   12/31/00, market value $165,416 and
   $130,000 U.S. Treasury Notes 5.50% due
   12/31/00, market value $132,333 and
   $66,000 U.S. Treasury Notes 5.75% due
   8/15/03, market value $67,789) ...................... $358,000    $358,000
With J.P. Morgan Securities 4.85% 5/3/99
   (dated 4/30/99, collateralized by
   $100,000 U.S. Treasury Notes 5.50% due
   5/31/03, market value $103,329 and
   $93,000 U.S. Treasury Notes 5.50% due
   5/31/03, market value $94,634 and
   $161,000 U.S. Treasury Notes 5.75% due
   10/31/02, market value $164,214) ....................  355,000     355,000
With PaineWebber 4.85% 5/3/99
   (dated 4/30/99, collateralized by
   $136,000 U.S. Treasury Notes 4.000% due
   10/31/00, market value $133,536 and
   $132,000 U.S. Treasury Notes 6.25% due
   10/31/01, market value $135,792 and
   $91,000 U.S. Treasury Notes 6.375% due
   7/15/99, market value $92,977) ......................  355,000     355,000
                                                                  -----------
Total Repurchase Agreements
   (cost $1,068,000) ...................................            1,068,000
                                                                  -----------

Total Market Value of Securities - 99.61%
   (COST $11,252,304) ..................................          $13,494,258
Receivables and Other Assets Net of Liabilities - 0.39%                53,203
                                                                  -----------
Net Assets Applicable to 2,285,173 Shares
   ($.01 Par Value) Outstanding - 100% .................          $13,547,461
                                                                  ===========

Net Asset Value - New Pacific Fund A Class
   ($8,982,219 / 1,520,886 Shares) .....................                $5.91
                                                                        =====
Net Asset Value - New Pacific Fund B Class
   ($3,598,865 / 602,104 Shares) .......................                $5.98
                                                                        =====
Net Asset Value - New Pacific Fund C Class
   ($414,396 / 70,966 Shares) ..........................                $5.84
                                                                        =====
Net Asset Value - New Pacific Fund Institutional Class
   ($551,981 / 91,217 Shares) ..........................                $6.05
                                                                        =====

--------------------------------------------------------------------------------
Components of Net Assets at April 30, 1999:
Common Stock $.01 par value, 70,000,000 shares authorized with
   20,000,000 shares allocated to the New Pacific Fund A Class,
   20,000,000 shares allocated to the New Pacific Fund B Class,
   15,000,000 shares allocated to the New Pacific Fund C Class and
   15,000,000 shares allocated to the New Pacific Fund
   Institutional Class ............................................ $18,126,557
Accumulated net investment loss** .................................     (58,552)
Accumulated net realized loss on investments ......................  (6,749,429)
Net unrealized appreciation of investments and foreign currencies .   2,228,885
                                                                    -----------
Total Net Assets .................................................. $13,547,461
                                                                    ===========
----------
 * Non-income producing security
** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
   ADR - American Depository Receipt
   GDR - Global Depository Receipt

Net Asset Value and Offering Price Per Share -
   New Pacific Fund A Class
Net asset value A Class (A) .......................................       $5.91
Sales charge (5.75% of offering price or 6.09% of the amount
   invested per share) (B) ........................................        0.36
                                                                          -----
Offering price ....................................................       $6.27
                                                                          =====
----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for New Pacific Fund Class A.
See Notes to Financial Statements for change in front-end sales charge effective
    November 2, 1998.



                             See accompanying notes

10 for international diversification

Delaware Group Adviser Funds, Inc.
New Pacific Fund
Statement of Assets and Liabilities
April 30, 1999
(Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments at market ....................................       $13,494,258
Cash and foreign currencies ..............................           124,786
Dividends and interest receivable ........................            49,829
Subscriptions receivable .................................           309,179
Receivable for securities sold ...........................         1,361,935
Other assets .............................................             3,240
                                                                 -----------
Total assets .............................................        15,343,227
                                                                 -----------

LIABILITIES:
Liquidations payable .....................................            51,539
Payable for securities purchased .........................         1,691,356
Other accounts payable and accrued expenses ..............            52,871
                                                                 -----------
Total liabilities ........................................         1,795,766
                                                                 -----------

Total Net Assets .........................................       $13,547,461
                                                                 ===========

Investments at cost ......................................       $11,252,304
                                                                 ===========

                             See accompanying notes

Delaware Group Adviser Funds, Inc.
New Pacific Fund
Statement of Operations
Six Months Ended April 30, 1999
(Unaudited)
--------------------------------------------------------------------------------

Investment Income:
Dividends ............................................... $39,519
Interest ................................................  12,733
Foreign tax withheld ....................................  (4,726)     47,526
                                                          -------

Expenses:
Management fees .........................................  40,130
Registration fees .......................................  43,490
Dividend disbursing and transfer agent
   fees and expenses ....................................  29,290
Distribution expense ....................................  26,786
Custodian fees and expenses .............................  18,124
Reports and statements to shareholders ..................  10,997
Accounting and administration ...........................   3,485
Directors' fees .........................................   2,520
Taxes (other than taxes on income) ......................   1,670
Professional fees .......................................     255
Amortization of organization expenses ...................     182
Other ...................................................   3,368     180,297
                                                          -------  ----------

Less expenses absorbed or waived by Delaware
   Management Company ...................................             (70,928)
Less expenses paid indirectly ...........................                (180)
                                                                   ----------
Total expenses ..........................................             109,189
                                                                   ----------

Net Investment Loss .....................................             (61,663)
                                                                   ----------

Net Realized and Unrealized Gain
   on Investments and Foreign Currencies:
Net realized gain on:
   Investments ..........................................             340,872
   Foreign currencies ...................................               3,111
                                                                   ----------
Net realized gain .......................................             343,983
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies ................           2,399,897
                                                                   ----------

Net Realized and Unrealized
   Gain on Investments
   and Foreign Currencies ...............................           2,743,880
                                                                   ----------

Net Increase in Net Assets
   Resulting From Operations ............................          $2,682,217
                                                                   ==========



                             See accompanying notes
                                            for international diversification 11

Delaware Group Adviser Funds, Inc.
New Pacific Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                       Six Months
                                                                                                         Ended          Year
                                                                                                        4/30/99         ended
                                                                                                      (Unaudited)      10/31/98
                                                                                                     ---------------------------
OPERATIONS:
Net investment loss ................................................................................   $ (61,663)   $    (3,358)
Net realized gain (loss) on investments and foreign currencies .....................................     343,983     (6,395,951)
Net change in unrealized appreciation/depreciation of investments and foreign currencies ...........   2,399,897      2,186,476
                                                                                                     -----------    -----------

Net increase (decrease) in net assets resulting from operations ....................................   2,682,217     (4,212,833)
                                                                                                     -----------    -----------

Distributions To Shareholders From:
Net investment income:
   A Class .........................................................................................           -        (55,976)
   B Class .........................................................................................           -        (19,082)
   C Class .........................................................................................           -         (1,015)
   Institutional Class .............................................................................           -         (2,018)
                                                                                                     -----------    -----------
                                                                                                               -        (78,091)
                                                                                                     -----------    -----------

Capital Share Transactions:
Proceeds from shares sold:
   A Class .........................................................................................   2,091,761     4 ,005,717
   B Class .........................................................................................     927,306      1,715,579
   C Class .........................................................................................     258,825        107,657
   Institutional Class .............................................................................   1,513,479        738,249
Net asset value of shares issued upon reinvestment of distributions from net investment income:
   A Class .........................................................................................           -         55,567
   B Class .........................................................................................           -         18,639
   C Class .........................................................................................           -          1,013
   Institutional Class .............................................................................           -          2,018
                                                                                                     -----------    -----------
                                                                                                       4,791,371      6,644,439
                                                                                                     -----------    -----------
Cost of shares repurchased:
   A Class .........................................................................................    (828,172)    (2,239,821)
   B Class .........................................................................................    (276,142)      (938,555)
   C Class .........................................................................................     (43,328)       (49,819)
   Institutional Class .............................................................................  (1,250,419)      (710,048)
                                                                                                     -----------    -----------
                                                                                                      (2,398,061)    (3,938,243)
                                                                                                     -----------    -----------
Increase in net assets derived from capital share transaction ......................................   2,393,310      2,706,196
                                                                                                     -----------    -----------

Net increase (decrease) In Net Assets ..............................................................   5,075,527     (1,584,728)

Net Assets:
Beginning of period ................................................................................   8,471,934     10,056,662
                                                                                                     -----------    -----------
End of period ...................................................................................... $13,547,461    $ 8,471,934
                                                                                                     ===========    ===========

                             See accompanying notes

12 for international diversification

Delaware Group Adviser Funds, Inc.
New Pacific Fund
Financial Highlights
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      New Pacific Fund A Class
                                               -----------------------------------------------------------------------------
                                               Six Months      Year          Year         Year        Year        Period
                                                 Ended         Ended         Ended        Ended       Ended    12/3/93(5) to
                                                4/30/99(3)   10/31/98(3)   10/31/97(3)  10/31/96(4)  10/31/95     10/31/94
                                               (Unaudited)
Net asset value, beginning of period .........    $4.590       $7.320       $9.420        $8.710      $10.440     $10.000

Income from investment operations:
   Net investment income (loss) ..............    (0.026)       0.008       (0.010)       (0.050)      (0.050)     (0.020)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ......     1.346       (2.683)      (1.940)        0.769       (1.390)      0.470
   Total from investment operations ..........     1.320       (2.675)      (1.950)        0.719       (1.440)      0.450

Less dividends and distributions:
   Dividends from net investment income.......         -       (0.055)      (0.150)       (0.009)           -      (0.010)
   Distributions from net realized gain
     on investments ..........................         -            -            -             -       (0.290)          -
   Total dividends and distributions .........         -       (0.055)      (0.150)       (0.009)      (0.290)     (0.010)
   Net asset value, end of period ............    $5.910       $4.590       $7.320        $9.420       $8.710     $10.440

Total return(1) ..............................     29.04%      (36.85%)     (21.15%)        8.26%      (13.99%)      4.53%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)....    $8,982       $5,887       $7,144       $11,752      $10,353     $11,333
   Ratio of expenses to average net assets....      2.00%(2)     1.90%        1.80%         1.82%        1.85%       1.85%(2)
   Ratio of expenses to average net assets....
     prior to expense limitation .............      3.41%(2)     3.23%        1.86%         2.77%        3.73%       3.66%(2)
   Ratio of net investment income (loss) to
     average net assets ......................     (1.05%)(2)    0.15%       (0.08%)       (0.41)       (0.60%)     (0.21%)(2)
   Ratio of net investment loss to average
     net assets prior to expense limitation ..     (2.46%)(2)   (1.18%)      (0.14%)       (1.36)       (2.48%)     (2.02%)(2)
   Portfolio turnover rate....................        49%         188%         178%          163%         163%        104%

----------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Annualized
(3) The average shares outstanding method has been applied for per share information.
(4) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(5) Commencement of operations

                             See accompanying notes
                                            for international diversification 13

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            New Pacific Fund B Class
                                                ----------------------------------------------------------------------------
                                                 Six Months     Year         Year         Year         Year        Period
                                                   Ended        Ended        Ended        Ended        Ended   3/29/94(5) to
                                                 4/30/99(3)   10/31/98(3)  10/31/97(3)  10/31/96(4)   10/31/95    10/31/94
                                                (Unaudited)
Net asset value, beginning of period ..........   $4.660       $7.470       $9.680        $9.010      $10.860     $10.000

Income from investment operations:
   Net investment loss ........................   (0.045)      (0.031)      (0.080)       (0.050)      (0.100)     (0.030)
   Net realized and unrealized gain (loss)
     on investments and foreign currencies.....    1.365       (2.724)      (1.980)        0.730       (1.460)      0.890
   Total from investment operations............    1.320       (2.755)      (2.060)        0.680       (1.560)      0.860

Less dividends and distributions:
   Dividends from net investment income........        -       (0.055)      (0.150)       (0.010)           -           -
   Distributions from net realized gain
     on investments ...........................        -            -            -             -       (0.290)          -
   Total dividends and distributions ..........        -       (0.055)      (0.150)       (0.010)      (0.290)          -
   Net asset value, end of period .............   $5.980       $4.660       $7.470        $9.680       $9.010     $10.860

Total return(1)................................    28.33%      (37.05%)     (21.72%)        7.54%      (14.56%)      8.58%

Ratios and supplemental data:
   Net assets, end of period (000 omitted).....   $3,599       $2,236       $2,534          $562         $573        $431
   Ratio of expenses to average net assets.....     2.70%(2)     2.60%        2.50%         2.50%        2.50%       2.50%(2)
   Ratio of expenses to average net assets
     prior to expense limitation...............     4.11%(2)     3.93%        2.56%         3.45%        4.38%       4.32%(2)
   Ratio of net investment loss to
     average net assets........................    (1.75%)(2)   (0.55%)      (0.77%)       (1.09%)      (1.20%)     (0.88%)(2)
   Ratio of net investment loss to average
     net assets prior to expense limitation....    (3.16%)(2)   (1.88%)      (0.83%)       (2.04%)      (3.08%)     (2.70%)(2)
   Portfolio turnover rate.....................       49%        188%          178%          163%         163%        104%

-------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Annualized
(3) The average shares outstanding method has been applied for per share information.
(4) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(5) Commencement of operations

                             See accompanying notes

14 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          New Pacific Fund C Class
                                                ----------------------------------------------------------------------------
                                                Six Months      Year          Year         Year        Year        Period
                                                   Ended        Ended         Ended        Ended       Ended     7/7/94(5) to
                                                 4/30/99(3)  10/31/98(3)   10/31/97(3)   10/31/96(4)  10/31/95     10/31/94
                                                (Unaudited)
Net asset value, beginning of period ..........   $4.550       $7.320       $9.490        $8.830      $10.660     $10.000

Income from investment operations:
   Net investment loss ........................   (0.039)      (0.029)      (0.080)       (0.050)      (0.080)     (0.020)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies .......    1.329       (2.686)      (1.940)        0.718       (1.460)      0.680
   Total from investment operations ...........    1.290       (2.715)      (2.020)        0.668       (1.540)      0.660

Less dividends and distributions:
   Dividends from net investment income .......        -       (0.055)      (0.150)       (0.008)           -           -
   Distributions from net realized
     gain on investments ......................        -            -            -             -        (0.290)         -
   Total dividends and distributions ..........        -       (0.055)      (0.150)       (0.008)       (0.290)         -
   Net asset value, end of period .............   $5.840       $4.550       $7.320        $9.490        $8.830     $10.660

Total return(1)................................    28.35%      (37.18%)     (21.85%)        7.58%       (14.57%)      6.55%

Ratios and supplemental data:
   Net assets, end of period (000 omitted).....     $414         $130         $129           $44           $17         $12
   Ratio of expenses to average net assets.....     2.70%(2)     2.60%        2.50%         2.50%         2.50%       2.50%(2)
   Ratio of expenses to average net assets
     prior to expense limitation ..............     4.11%(2)     3.93%        2.56%         3.45%         4.38%       4.31%(2)
   Ratio of net investment loss to
     average net assets........................    (1.75%)(2)   (0.55%)      (0.77%)       (1.09%)       (1.02%)     (0.83%)(2)
   Ratio of net investment loss to average
     net assets  prior to expense limitation...    (3.16%)(2)   (1.88%)      (0.83%)       (2.04%)       (2.90%)     (2.64%)(2)
   Portfolio turnover rate ....................       49%         188%         178%          163%          163%        104%

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Annualized
(3) The average shares outstanding method has been applied for per share information.
(4) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(5) Commencement of operations

                             See accompanying notes
                                            for international diversification 15

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                   New Pacific Fund Institutional Class
                                               -----------------------------------------------------------------------------
                                                Six Months     Year          Year         Year         Year        Period
                                                  Ended        Ended         Ended        Ended        Ended     2/3/94(5) to
                                                4/30/99(3)   10/31/98(3)   10/31/97(3)  10/31/96(4)   10/31/95     10/31/94
                                               (Unaudited)
Net asset value, beginning of period ..........   $4.690       $7.440       $9.530        $8.770       $10.480     $11.140

Income from investment operations:
   Net investment income (loss)................   (0.018)       0.024        0.020        (0.050)       (0.010)      0.010
   Net realized and unrealized gain (loss)
     on investments and foreign currencies.....    1.378       (2.719)      (1.960)        0.820        (1.410)     (0.670)
   Total from investment operations ...........    1.360       (2.695)      (1.940)        0.770        (1.420)     (0.660)

Less dividends and distributions:
   Dividends from net investment income .......        -       (0.055)      (0.150)       (0.010)            -           -
   Distributions from net realized
     gain on investments.......................        -            -            -            -         (0.290)          -
   Total dividends and distributions ..........        -       (0.055)      (0.150)      (0.010)        (0.290)          -
   Net asset value, end of period .............   $6.050       $4.690       $7.440       $9.530         $8.770     $10.480

Total return(1) ...............................    29.00%      (36.39%)     (20.79%)       8.77%        (13.65%)     (5.98%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted).....     $552        $219          $250         $119            $62         $47
   Ratio of expenses to average net assets.....     1.70%(2)    1.60%         1.50%        1.50%          1.50%       1.50%(2)
   Ratio of expenses to average net assets
     prior to expense limitation ..............     3.11%(2)    2.93%         1.56%        2.45%          3.38%       3.31%(2)
   Ratio of net investment income (loss) to
     average net assets .......................    (0.75%)(2)   0.45%         0.22%        (.09%)        (0.16%)      0.23%(2)
   Ratio of net investment income (loss) to
     average net assets prior to
     expense limitation .......................    (2.16%)(2)  (0.88%)        0.16%       (1.04%)        (2.04%)     (1.58%)(2)
   Portfolio turnover rate ....................       49%        188%          178%         163%           163%        104%

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Annualized
(3) The average shares outstanding method has been applied for per share information.
(4) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(5) Commencement of operations

                             See accompanying notes

16 for international diversification

Delaware Group Adviser Funds, Inc.
New Pacific Fund
Notes to Financial Statements
April 30, 1999
(Unaudited)

Delaware Group Adviser Funds, Inc. ("The Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust. The Delaware Group Adviser Funds, Inc. currently issues three separate series of shares: the U.S. Growth Fund, the Overseas Equity Fund (formerly known as the World Growth Fund) and the New Pacific Fund. These financial statements and related notes pertain to the New Pacific Fund (The "Fund"). The Fund offers four classes of shares. The New Pacific Fund A Class carries a front-end sales charge of 5.75%. The New Pacific Fund B Class carries a back-end deferred sales charge. The New Pacific Fund C Class carries a level load deferred sales charge. The New Pacific Fund Institutional Class has no sales charge.

The objective of the Fund is seek long term capital appreciation by investing in Pacific Basin countries.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the company Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S.

Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and pays dividends from net investment income and capital gains annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $115.80 for the period ended April 30, 1999. The Fund may receive earnings credit used to offset custody fees when positive balances are maintained at the custodian. These credits were $64.43 for the period ended April 30, 1999. The "soft dollar" reimbursement and the earnings credit are combined as expenses paid indirectly in the Statement of Operations.

                                            for international diversification 17

2. Investment Management and Other Transactions with Affiliates
Effective April 1, 1999, in accordance with the terms of the Investment Management Agreement, the Fund currently pays Delaware Management Company, Inc., ("DMC") the Investment Manager of the Fund, an annual fee at an annual rate of 0.85% of the first $500,000,000 of the average daily net assets of the Fund, 0.80% of the next $500,000,000, 0.75% of the next $1,500,000,000, and 0.70% of the average daily net assets of the Fund in excess of $2,500,000,000, all are less fees paid to the unaffiliated directors. Prior to April 1, DMC was paid at an annual fee of 0.80% of the average daily net assets of the Fund, less fees paid to the unaffiliated directors.

DMC has entered into sub-advisory agreements with John Govett & Company Limited with respect to the management of the New Pacific Fund. The sub-advisers receive sub-advisory fees from the Investment Manager for their services calculated at a rate of 0.50% of the daily average net assets of the Fund. The Fund does not pay any fees to the sub-adviser.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.70% of average daily net assets of each Fund through October 31, 1999.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to serve as dividend disbursing, transfer agent, accounting and administration services.

The Fund pays DSC a monthly fee based on the number of shareholders accounts, shareholder transactions, and average net assets, subject to certain minimums.

At April 30, 1999, the Fund had payables to affiliates of $8,730 for dividend disbursing, transfer agent fees, accounting fees and other expenses payable to DSC.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. The Fund had a liability for distribution fees and other expenses payable to DDLP and other affiliates of $9,256.

For the six months ended April 30, 1999, DDLP earned $21,542 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the six months ended April 30, 1999, the Fund made purchases of $7,223,902 and sales of $4,505,982 of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates cost for book purposes. At April 30, 1999, the aggregate cost of securities was $11,252,304.

At April 30, 1999, net unrealized appreciation for federal income tax purposes aggregated $2,241,954 of which $2,553,596 related to unrealized appreciation of securities and $311,642 related to unrealized depreciation of securities.

For federal income tax purposes, the New Pacific Fund had a capital loss carryforward at October 31, 1998 of $7,001,625 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 2004 - $19,890; 2005 - $1,055,928; and 2006 - $5,925,807.

4. Capital Stock
Transactions in capital stock shares were as follows:
                                                      Six Months
                                                        Ended          Year
                                                       4/30/99        Ended
                                                      (Unaudited)   10/31/98
                                                      -----------   --------
Shares sold:
   A Class .........................................    399,020       703,209
   B Class .........................................    176,089       303,076
   C Class .........................................     51,015        19,220
   Institutional Class .............................    270,525       130,843

Shares issued upon reinvestment of distributions from
   net investment income and net realized gains from
   investments:
   A Class .........................................          -         8,030
   B Class .........................................          -         2,640
   C Class .........................................          -           146
   Institutional Class .............................          -           286
                                                        -------     ---------
                                                        896,649     1,167,450
                                                        -------     ---------
Shares repurchased:
   A Class .........................................   (161,615)     (403,742)
   B Class .........................................    (54,013)     (165,007)
   C Class .........................................     (8,619)       (8,431)
   Institutional Class .............................   (225,959)     (118,089)
                                                        -------     ---------
                                                       (450,206)     (695,269)
                                                        -------     ---------

Net Increase .......................................    446,443       472,181
                                                        =======     =========

18 for international diversification

5. Foreign Exchange Contracts
The New Pacific Fund will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund had no forward foreign currency contract outstanding at April 30, 1999.

6. Credit and Market Risk
Some countries in which the New Pacific Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the New Pacific Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

7. Lines of Credit
The committed line of credit is $800,000 for the Fund. No amounts were outstanding at April 30, 1999, or at any time during the fiscal year.

                                            for international diversification 19

Proxy Results
(Unaudited)

For the period year ended April 30, 1999, the Delaware Group Adviser Funds, Inc. shareholders voted on the following proposals at the annual meeting of shareholders on December 21, 1998. The description of each proposal and number of shares voted are as follows:

 1. To elect the Fund's Board of Directors:
                                                         Shares    Shares Voted
                                                         Voted       Withheld
                                                          For       Authority
                                                         ------    ------------
   Jeffrey J. Nick ................................    5,136,543     384,167
   Walter P. Babich ...............................    5,136,870     383,840
   John H. Durham .................................    5,138,701     382,009
   Anthony D. Knerr ...............................    5,138,664     382,046
   Ann R. Leven ...................................    5,138,744     381,966
   W. Thacher Longstreth ..........................    5,138,744     381,966
   Thomas F. Madison ..............................    5,138,744     381,966
   Charles E. Peck ................................    5,138,744     381,966
   Wayne A. Stork .................................    5,138,744     381,966
   Jan R. Yeomans .................................    5,138,744     381,966

 2. To approve the reclassification of the Fund's investment objective from fundamental to non-fundamental.

                        Shares            Shares            Shares
                        Voted              Voted             Voted
                         For              Against           Abstain
                        ------            -------           -------
                       966,157             20,471           143,734

 3. To approve standardized fundamental investment restrictions for the Fund (proposal involves separate votes on seven sub-proposals 3A-3G).

3A. To adopt a new fundamental investment restriction concerning concentration of the Fund's investments in the same industry.

                        Shares            Shares            Shares
                        Voted              Voted             Voted
                         For              Against           Abstain
                        ------            -------           -------
                       958,698             20,595           151,068

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

                        Shares            Shares            Shares
                        Voted              Voted             Voted
                         For              Against           Abstain
                        ------            -------           -------
                       973,222             28,659           128,481

3C. To adopt a new fundamental investment restriction concerning underwriting.

                        Shares            Shares            Shares
                        Voted              Voted             Voted
                         For              Against           Abstain
                        ------            -------           -------
                       981,964             13,045           135,352

3D. To adopt a new fundamental investment restriction concerning investments in real estate.

                        Shares            Shares            Shares
                        Voted              Voted             Voted
                         For              Against           Abstain
                        ------            -------           -------
                       969,651             14,436           146,274

3E. To adopt a new fundamental investment restriction concerning investments in commodities.

                        Shares            Shares            Shares
                        Voted              Voted             Voted
                         For              Against           Abstain
                        ------            -------           -------
                       979,262             18,482           132,617

3F.To adopt a new fundamental investment restriction concerning lending by the Fund.

                        Shares            Shares            Shares
                        Voted              Voted             Voted
                         For              Against           Abstain
                        ------            -------           -------
                       970,002             19,584           140,776

3G. To reclassify all current fundamental investment restrictions as non-fundamental.

                        Shares            Shares            Shares
                        Voted              Voted             Voted
                         For              Against           Abstain
                        ------            -------           -------
                       971,758             19,719           138,885

 4. To approve a new investment management agreement with Delaware Management Company for the Fund.

                        Shares            Shares            Shares
                        Voted              Voted             Voted
                         For              Against           Abstain
                        ------            -------           -------
                       962,467             22,562           145,333

 5. To approve a new sub-advisor agreement with AIB Govett, Inc. for the Fund.

                        Shares            Shares            Shares
                        Voted              Voted             Voted
                         For              Against           Abstain
                        ------            -------           -------
                       962,131             23,549           144,682

 6. To ratify the selection of Ernst & Young LLP, as the independent auditors for Delaware Group Adviser Funds, Inc.

                        Shares            Shares            Shares
                        Voted              Voted             Voted
                         For              Against           Abstain
                        ------            -------           -------
                      5,176,543            64,551           279,612

 7. To approve the restructuring of the Delaware Group Adviser Funds, Inc. from a Maryland Corporation into a Delaware Business Trust.

                        Shares            Shares            Shares
                        Voted              Voted             Voted
                         For              Against           Abstain
                        ------            -------           -------
                      4,677,993            87,609           313,676

This Semi-Annual Report is for the information of New Pacific Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for any of these Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
________________________________________________________________________________


Investment Manager
Delaware Management Company
Philadelphia, Pennsylvania

International Affiliate (Subadviser)
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Subadviser
AIB Govett, Inc.
London, England

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

photo of globes

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

International investing has special risks that include less stable economies and governments, currency fluctuations and different accounting standards.

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(J4799)
SA-113 [4/98] PP6/98
(1788)

DELAWARE
INVESTMENTS
---------------------
Philadelphia o London